                                                                     EXHIBIT 4.1

                       COUNTERSIGNED AND REGISTERED:
                       HARRIS TRUST AND SAVINGS BANK
                       TRANSFER AGENT AND REGISTRAR
                         BY: AUTHORIZED SIGNATURE

     COMMON STOCK                                          COMMON STOCK
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                         COMMON STOCK

         (ART)                                                  (ART)
                   [LOGO OF GREENMOUNTAIN.COM APPEARS HERE]

                           GreenMountain.com Company
 THIS CERTIFICATE IS
   TRANSFERABLE IN
  CHICAGO, IL OR NEW
       YORK, NY
                                                         CUSIP 395381
                                                             10 6
                                                          SEE REVERSE
                                                          FOR CERTAIN
                                                          DEFINITIONS

       This Certifies that

       is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE EACH,
                                      OF

      GreenMountain.com Company (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereof, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:


    Chairman of the Board

                [GREENMOUNTAIN.COM CORPORATE SEAL APPEARS HERE]

Vice President, General
 Counsel and Secretary

                           GreenMountain.com Company

  There is on file at the office of the Secretary of State of the State of Delaware a full statement of the powers, designations, preferences, and relative participating, optional, and other special rights, qualifications, limitations, and restrictions of each class of stock of the Corporation contained in the Certificate of Incorporation of the Corporation. The Corporation will furnish a copy of such statement to any stockholder without charge upon written request to the Corporation at its principal corporate offices, or at its registered office on file with the Secretary of State of the State of Delaware.
  The Board of Directors of the Corporation may require the owner of a lost or destroyed stock certificate, or his legal representative, to give the Corporation a bond to indemnify it and its transfer agent and registrar against any claim that may be made against them on account of the alleged loss or destruction of any such certificate.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM-- as tenants in common             UNIF GIFT MIN      Custodian..
                                                     ACT --....
  TEN ENT--as tenants by the entireties                  (Cust)     (Minor)
                                                         under Uniform
                                                                 Gifts to
                                                                 Minors
  JT TEN--as joint tenants with right of
          survivorship and not as tenants in common
                                                          Act..............
                                                                (State)

    Additional abbreviations may also be used though not in the above list.

 For value received, ____________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL
  SECURITY OR OTHER
IDENTIFYING NUMBER OF
       ASSIGNEE


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
-------------------------------------------------------------------------------
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________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, ___________________________

                                           X __________________________________
                       NOTICES:                         (SIGNATURE)
                       THE
                       SIGNATURE(S)
                       TO THIS
                       ASSIGNMENT
                       MUST
                       CORRESPOND
                       WITH THE
                       NAME(S)
                       AS WRIT-
                       TEN UPON
                       THE FACE
                       OF THE
                       CERTIFICATE
                       IN EVERY
                       PARTICULAR
                       WITHOUT
                       ALTERATION
                       OR EN-
                       LARGEMENT
                       OR ANY
                       CHANGE
                       WHATEVER.


                                      .
                                           X __________________________________

                                                        (SIGNATURE)
                                            THE SIGNATURE(S) MUST BE
                                            GUARANTEED BY AN ELIGIBLE
                                            GUARANTOR INSTITUTION (BANKS,
                                            STOCKBROKERS, SAVINGS AND LOAN
                                            ASSOCIATIONS AND CREDIT UNIONS
                                            WITH MEMBERSHIP IN AN APPROVED
                                            SIGNATURE GUARANTEE MEDALLION
                                            PROGRAM), PURSUANT TO S.E.C. RULE
                                            17Ad-15.
                                           ------------------------------------
                                            SIGNATURE(S) GUARANTEED BY: